Exhibit 99.1

Public Lenders Presentation March 10th, 2021 ™Trademark of Trinseo S.A. or its affiliates

Disclaimer Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “see,” “tend,” “assume,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding the timing of the proposed acquisition of the Arkema MMA and PMMA business (the “Acquisition”); estimated and future results of operations, business strategies, compet itive position, industry environment and potential growth opportunities and cost synergies relating to the Acquisition; the impact from the COVID-19 pandemic, our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of or failure to complete the Acquisition or the agreements and transactions contemplated thereby; our failure to meet the conditions to closing of the Acquisition, including those conditions related to antitrust, works council and other regulatory approvals; the failure to obtain the financing necessary, at terms acceptable to us, to fund the Acquisition; costs related to the proposed Acquisition and the impact of the substantial indebtedness to be incurred to finance the Acquisition; our ability, post-Acquisition, to meet our financial and strategic goals, due to, among other things, our ability to grow and manage growth profitability, maintain relationships with customers and retain key employees; the possibility that following the Acquisition we may be adversely affected by other economic, business, and/or competitive factors; our ability to successfully integrate the acquired businesses or generate expected cost savings and synergies from the Acquisition; the ongoing impact of the COVID-19 pandemic and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A —“Risk Factors” and elsewhere in our other reports filed with the U.S. Securities and Exchange Commission. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Use of non-GAAP measures In addition to using standard measures of performance and liquidity that are recognized in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we use additional measures of income excluding certain GAAP items (“non-GAAP measures”) to explain Trinseo’s performance and liquidity, such as Adjusted Net Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EPS, Free Cash Flow, and Cash Conversion. We believe these measures are useful for investors and management in evaluating business trends, performance, and liquidity each period. These measures are also used to manage our business and assess profitability, as well as to provide an appropriate basis to evaluate the effectiveness of our pricing strategies. Such measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance and liquidity, as applicable. The definitions of each of these measures, further discussion of usefulness, and reconciliations of non-GAAP measures to GAAP measures are provided within the appendix herein. PMMA business financial information On December 14, 2020, Trinseo announced its entry into a binding offer with Arkema S.A. (“Arkema”), a leader in specialty chemicals, to acquire its polymethyl methacrylates (“PMMA”) and activated methyl methacrylates (“MMA”) businesses (together, referred to herein as the “PMMA business” or the “PMMA Acquisition”). The financial information of the PMMA business provided herein is unaudited and is derived from information provided to Trinseo by Arkema management in conjunction with ongoing due diligence procedures, with various Trinseo management adjustments also reflected. This information has not been conformed to the accounting principles (GAAP) and accounting policies followed by Trinseo. Further, the definitions of performance and liquidity measures of the PMMA business, such as Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and Cash Conversion, may not align with the definitions of Trinseo. As a result, it may be difficult to use these financial measures to compare the performance of the PMMA business and Trinseo’s performance. 2

Management Presenters 3 [Pic] Frank Bozich President & Chief Executive Officer ▪Years of experience: 37 ▪Years at Trinseo: 2 [Pic] David Stasse Executive Vice President & Chief Financial Officer ▪Years of experience: 27 ▪Years at Trinseo: 7 [Pic] Ryan Leib Vice President & Treasurer ▪Years of experience: 20 ▪Years at Trinseo: 7

Table of Contents 4 Appendix Section 6: Syndication Overview Section 5: Financial Overview Section 4: Key Investment Highlights Section 3: Transaction Rationale Section 2: Trinseo and PMMA Business Overview Section 1: Transaction Overview

Section 1: Transaction Overview ™Trademark of Trinseo S.A. or its affiliates

Transaction Summary ▪ Trinseo S.A. (“Trinseo” or the “Company”) (NYSE: TSE) is a global materials company and manufacturer of plastics, latex binders and synthetic rubber with 2020 net sales and Adjusted EBITDA* of $3.0 billion and $299 million, respectively (9.9% Adjusted EBITDA margin*) On December 14th, Trinseo announced its entry into a binding offer with Arkema S.A. (“Arkema”), a leader in specialty chemicals, to acquire Arkema’s polymethyl methacrylates (“PMMA”) and activated methyl methacrylates (“MMA”) businesses (together, referred to herein as the “PMMA business”) Transaction is structured as an €1.137 billion all-cash acquisition (~$1.36 billion(1)); €1.037 billion (~$1.24 billion(1)) including ~€100 million (~$120 million(1)) tax-basis step up 2020 net sales and Adjusted EBITDA* for the PMMA business were €496 million and €116 million, respectively (23.4% Adjusted EBITDA margin*) The acquisition of the PMMA business represents a first step and a key catalyst in Trinseo’s portfolio transformation toward becoming a higher margin, less cyclical solutions provider The transaction also provides significant cost savings opportunities applicable to the pro forma business totaling $50 million ▪ ▪ ▪ ▪ ▪ ▪ Trinseo will fund the acquisition of the PMMA business with: ‒ ‒ ‒ Approximately $198 million of existing cash $750 million 7-year Incremental Term Loan Facility $450 million of other unsecured debt ▪ Concurrent with the closing of the acquisition, the Company’s $375 million revolving credit facility will also be refinanced with a new 5-year facility Pro forma secured net leverage ratio and total net leverage ratio will be 2.2x(2) and 4.1x(2), respectively, based on Pro forma Adjusted EBITDA*(3) of $484 million for the year-ended December 31, 2020 ▪ 1. 2. 3. Resulting euro-based purchase price was converted to U.S. dollar using an exchange rate of 1.20 For calculation of pro forma secured net leverage ratio and total net leverage ratio refer to page 7 Pro forma Adjusted EBITDA for the year ended December 31, 2020 includes approximately $50 million of acquisition-related run rate cost savings * Refer to the appendix for definitions and reconciliations of non-GAAP measures 6 Financing Overview Acquisition Overview

Sources & Uses and Pro Forma Capitalization

TRINSEO

(US$ in millions)

Sources of Funds	
New Term Loan B	$750
Other Unsecured Debt	$450
Cash from Balance Sheet	$198
Total Sources	**$1,398**

Uses of Funds	
PMMA Business Purchase Price[1]	$1,340
Estimated Fees, Expenses and OID	$58
Total Uses	**$1,398**

Pro Forma Capitalization	As of 12/31/2020	x2020 Adjusted EBITDA	Adjustments	Pro Forma 12/31/2020	x2020 Pro forma Adjusted EBITDA
Cash and Cash Equivalents	$589	2.0x	(198)	$391	0.8x
New Revolver ($375mm)	--	--	--	--	--
2024 Term Loan B	$677	2.3x	--	$677	1.4x
New Term Loan B	--	--	750	$750	1.5x
Other Indebtedness	$11	0.0x	--	$11	0.0x
Total Secured Debt	**$688**	**2.3x**		**$1,438**	**3.0x**
Net Secured Debt	**$99**	**0.3x**		**$1,047**	**2.2x**
2025 Senior Unsecured Notes	$500	1.7x	--	$500	1.0x
Other Unsecured Debt	--	--	450	$450	0.9x
Total Debt	**$1,188**	**4.0x**		**$2,388**	**4.9x**
Net Debt	**$599**	**2.0x**		**$1,997**	**4.1x**
Current Market Capitalization[2]	$2,664	8.9x	--	$2,664	5.5x
Total Capitalization	**$3,852**	**12.9x**		**$5,052**	**10.4x**
2020 Adjusted EBITDA*	$299				
2020 Pro forma Adjusted EBITDA*[3]			$185	$484	

1. Reflects base purchase price of €1,137 million, less €20.3 million of estimated contractual reductions to the purchase price, including assumed pension liabilities, amount which is subject to change based upon the actual assets and liabilities of the PMMA business assumed at the time of close. The resulting euro-based purchase price was converted to U.S. dollar using an exchange rate of 1.20
2. Reflects shares outstanding and TSE closing share price as of March 8, 2021
3. Pro forma Adjusted EBITDA for the year ended December 31, 2020 includes approximately $50 million of acquisition-related run rate cost savings

** Refer to the appendix for definitions and reconciliations of non-GAAP measures*

7

Section 2: Trinseo and Overview PMMA Business ™Trademark of Trinseo S.A. or its affiliates

Trinseo Overview

TRINSEO

Key Highlights

- **32 manufacturing plants** in **12 countries** (USA, Germany, Belgium, South Korea, The Netherlands, etc.)
- **9 R&D facilities globally,** including technology and innovation development centers
- Products are sold to customers in **c.80 countries**
- Holds **leading** positions in each of its business segments
- **Increased focus** on higher growth Engineered Materials and CASE applications
- **Disciplined** capital allocation approach with investments in key growth areas

Revenue Split (2020)

By End Market



$3.0bn
Building & Construction / Sheet
15%
Automotive
14%
Tires / Rubber Goods
11%
Appliances
10%
Board & Specialty Paper
9%
Packaging
6%
Graphical Paper
6%
Styrene Related
5%
Textile
6%
Consumer Electronics
5%
Other
13%

By Geography(1)



Europe
57%
Asia Pacific
26%
United States
15%
Other
2%

Trinseo Segments

Segments	Key products	Key applications	'20 Adjusted EBITDA contribution*(2)
Feedstocks	• Styrene Monomer	• PS, ABS resins, SB latex, SBR	1%
Americas Styrenics	• Styrene Monomer • Polystyrene	• Appliances • Food Packaging • Building & Construction	18%
Polystyrene	• General purpose polystyrenes • High impact polystyrenes	• Appliances • Food Packaging • Consumer Electronics	21%
Base Plastics	• ABS • Polycarbonate	• Automotive • Construction • Appliances	29%
Engineered Materials	• High performance polymers • Thermoplastic elastomers	• Consumer Electronics • Medical • Footwear	9%
Latex Binders	• Styrene-Butadiene (SB) Latex • Styrene-Acrylate (SA) Latex	• CASE • Paper / Board • Textiles	21%
Synthetic Rubber	• Solution-/Emulsion-styrene butadiene rubber (ESBR/SSBR)	• Performance Tires • Standard Tires • Technical Rubber Goods	1%

1. Sales breakdown by geographical origin of products
2. Excludes $82mm of corporate segment Adjusted EBITDA

** Refer to the appendix for definitions and reconciliations of non-GAAP measures*

Source: Company information

9

PMMA Business Overview

TRINSEO

Key Highlights

- **7 plants** across **5 countries** (USA, Italy, France, Denmark, Mexico)
- **2 R&D facilities in Europe and 1 in America**
- **c.300 customers** across Americas and Europe
- **Robust portfolio of brands** with **Plexiglas®, Altuglas®, Solarkote® and Oroglas®**

Revenue Split

By End Market (2019)



$607mm(2)
Transportation
22%
Construction
12%
Optical, Consumer and Medical
7%
Lighting
4%
Distribution / Others
10%
MMA
20%
PMMA Sheets
25%

By Geography (2020)(1)



$565mm(3)
Americas
56%
Europe
44%

Strong Adjusted EBITDA Margins*

2019	2020
28.1%	23.4%

PMMA Key End Markets and Applications

End Market	% Vol. (2019)	Applications
Automotive & Transportation	46%	• Interior and exterior lighting • Interior and exterior aesthetics parts
Optical, Medical, Consumer Pkg & Appliances	28%	• Disposable med. devices • Diagnostics • Incubators • Signage
Construction	19%	• Window profile • Decks • Shutters • Siding
Lighting	7%	• LED • Lamps • Skylights

1. Sales breakdown by geographical origin of products
2. PMMA business 2019 figures converted to U.S. dollar using an exchange rate of 1.122
3. PMMA business 2020 figures converted to U.S. dollar using an exchange rate of 1.138

** Refer to the appendix for definitions and reconciliations of non-GAAP measures*

10

PMMA Business – Product Segment Overview

TRINSEO

	MMA	PMMA Resins	PMMA Sheets
			
Description	• MMA is the raw material for PMMA and chemical intermediate	• PMMA is an engineering polymer: a transparent thermoplastic that can be processed in Resins or in Sheets (cast or extruded)	
Production geographies	• USA and Italy	• USA and Italy	• USA, Mexico, France, Denmark and Italy
Main applications	• PMMA, Adhesives and Sealants, Coating, Industrial Paints and Emulsions, Inks Plastics additives	• Badges, Chandeliers, Fences, Household Appliances, Automotive, Light Guide Plates	• Automotive Glazing, Bathtubs, Mirrors, Aquariums, Furniture, Optical lenses
# Customer ship-to locations[(1)]	99	484	524
# SKUs[(1)]	2	663	5,648
~Adjusted EBITDA contribution[(2)]	9%	78%	13%

Unique Integration Ensuring Product Quality and Supply Certainty to Best Address Global Customer Needs

1. Derived from information provided by Arkema during transaction due diligence
2. Based on 2019 Adjusted EBITDA; derived from information provided by Arkema during transaction due diligence

11

PMMA Resins Portfolio Snapshot

TRINSEO

	Standard grades		Differentiated products		Upcoming products	
	Catalogue	Customized	Catalogue	Customized	Catalogue	Customized
Key products / applications	• V grade – standard molding and extrusion grades in standard colors • Impact grade in clear and standard colors 	• Customer specific color matching 	• Piano black • High temperature • Chemical resistant • Diffuse 100-700 range • Surface effect • Differentiated beads 	• Capstock 	• HT-121/V825T LPL • VMR (R-MMA based) 	• Capstock Gen 2 
End markets						
Key features	• Consolidate market share in profitable market • Critical to manufacturing efficiencies and to reach critical volumes • Enhance scale, logistics costs, and proximity to customer base • Key customer need; standard grades make up 60-70% of market need		• Unique on-the-ground presence in customers' factories • Tailored to meet performance requirements • Technological know-how to drive improvement in operational efficiency • Close collaboration with clients to develop new technology and products		• Differentiation based on innovative technology and R&D • 2 new transversal grades in the next 2 years with applicability across strategic markets	

Source: Derived from information provided by Arkema during transaction due diligence

12

Automotive Applications for PMMA Products

TRINSEO.

Outdoor components

Glazing[2]
PMMA technological improvement still needed
PC as a competitor

ABC-Pillar
PMMA increasingly used in ABC-pillar and trims to replace heavier metals and to offer better colouring



Rear and front bumpers
PC still preferred to PMMA because of mechanical properties

Rear light
PMMA preferred to PC because transparency and diffusion properties

Front Light
PC still preferred to PMMA for cover because tougher, but PMMA used for lenses (thanks to better optical properties)

Turn signals
PMMA preferred thanks to transparency[3]

Interior components

Reading lights
PMMA used for its transparency

Screens
PMMA used for screens (with average size growing)

Decorative LED-lighting
PMMA used for its transparency
Increasing use of LED-lighting in cars



Dashboards and molded components
PMMA preferred to other plastics because of its colouring properties, among other properties
Expanded dashboard and increasing trims to increase PMMA demand (e.g. Hella developing new applications)

Levels of differentiation and need for specialty grades: High | Medium-High | Low-Medium | Low | Mature | Growing application | Long term opportunity[1]

46% of 2019 PMMA volumes are tied to the automotive and transportation end markets
Currently c.1kg of PMMA is used in a standard car
Expected to increase to 2-2.5kg in the next 10 years, driven by new applications for EVs and the absence of engine cooling

1. Opportunities that will need major technical improvements to substitute other materials currently used
2. Incl. Windshield, rear glazing, roof glazing, side window
3. Trends toward thicker covers (e.g. BMW with 50 mm of transparent plastic), increasing the needs for transparency properties

Source: Derived from information provided by Arkema during transaction due diligence

13

Overview of PMMA Business' High Quality Asset Base

TRINSEO.

Americas

Plant	Key investments '16-19
 Louisville ● ■	• Extruders overhaul / spare parts • Pelletizing system replacement • Control room relocation • Bag house upgrade • DCS system upgrade
 Bristol ☆ ●	• Latex reactors replacement – 2019 to 2021 project • Line 15 extruder revamping • PM1 DCS system upgrade • Equipment upgrade • Extruders upgrade / spare parts
 Matamaros ■	• Plant general reliability / spare parts • Boiler replacement and steam system upgrade

Europe

Plant	Key investments '16-19
 Rho ◆ ● ■	• New sheet extrusion line • NOx compliance • Process safety • Spare parts & DCS upgrade • Infrastructure upgrade
 Porto Marghera ⬢	• Chiller replacement • DCS upgrade • Infrastructure upgrade
 Saint-Avold ■ ▲	• Process safety • DCS upgrade
 Bronderslev ■ ▲	• Process safety

● PMMA Resins ▲ PMMA Blocks ⬢ ACH[1] ◆ MMA ■ PMMA Sheets ☆ Regional HQ[2]

Reliable manufacturing capabilities with a strong focus on compliance standards resulting in no major incident over the past years

Note: Distributed control system defined as DCS
1. Acetone cyanohydrin
2. European regional HQ is in Colombes, FR

Source: Derived from information provided by Arkema during transaction due diligence

14

Combined Company Snapshot

TRINSEO

2020	Trinseo	PMMA business	Pro forma combined
Revenue	$3.0bn	$0.6bn	$3.6bn
Adjusted EBITDA*	$299mm	$132mm	$484mm *(with synergies)*(1)
Adjusted EBITDA Margin*	9.9%	23.4%	13.5% *(with synergies)*(1)
Cash Conversion*	72.5%	86.7%	79.5%

		Trinseo(2)	PMMA business	Pro forma combined(3)
2020	Revenue by geography			
2020	Adjusted EBITDA by segment / business			
2019	Revenue by end market			

Other
US
15%
Europe
57%
Asia Pacific
26%

Europe
44%
Americas
56%

Other
US
22%
2%
Europe
55%
Asia Pacific
21%

Synthetic Rubber
Feedstocks
Latex Binders
21%
1%
1%
AmSty
18%
Engineered Materials
9%
21%
Polystyrene
29%
Base Plastics

PMMA business
100%

Synthetic Rubber
Feedstocks
0.3%
1%
Latex Binders
16%
AmSty
13%
16%
Polystyrene
Engineered Materials(4)
33%
22%
Base Plastics

Other
21%
Automotive
27%
Building & Construction / Sheet
11%
20%
21%
Consumer
Textile & Paper

PMMA Sheets
25%
Transportation
22%
Construction
12%
MMA
20%
Consumer, Optical & Medical
7%
10%
Distribution / Others
Lighting

PMMA Sheets
Other
20%
Automotive
26%
MMA
Lighting 1%
Building & Construction / Sheet
11%
17%
19%
Consumer, Optical & Medical
Textile & paper

Note: Figures may not sum due to rounding
1. Includes $50mm of estimated run-rate cost synergies as well as certain other pro forma conformance adjustments; excluding estimated run-rate cost synergies, pro forma Adjusted EBITDA of $434mm (12.1% Adjusted EBITDA margin)
2. Trinseo revenue by end markets are sorted according to the following: Automotive includes automotive and tires / rubber goods; Consumer includes consumer electronics, appliances and packaging; Textile & Paper includes board and specialty paper, graphical paper and textile; Other includes other and styrene related
3. Trinseo + PMMA business revenue by end markets are sorted according to the following: Automotive includes automotive and transportation; Other includes distribution / others
4. Includes PMMA business; excludes $50mm of estimated run-rate cost synergies

** Refer to the appendix for definitions and reconciliations of non-GAAP measures*

15

Combined Company Snapshot (continued)

TRINSEO

	Feedstocks	Polystyrene	Americas Styrenics	Base Plastics	Latex Binders	Engineered Materials: Legacy Engineered Materials	Engineered Materials: PMMA business	Synthetic Rubber
% of PF 2020 Adjusted EBITDA*[1]	1.1%	15.7%	13.0%	21.5%	15.6%	6.7%	26.1%	0.3%
Key products	• Styrene monomer	• General purpose polystyrene • High impact polystyrene	• Styrene monomer • Polystyrene	• ABS • Polycarbonate	• Styrene-butadiene latex • Styrene-acrylate latex • Starch containing emulsion latex	• High prf. polymers • Thermo-plastic elastomers	• MMA • PMMA resins • PMMA sheets	• Solution styrene butadiene rubber • Emulsion styrene butadiene rubber
Key applications / end markets	• PS, ABS resins, SB latex, SBR	• Appliances • Food packaging • Consumer electronics	• Appliances • Food packaging • Building & construction	• Automotive • Construction • Appliances	• CASE • Paper / Board • Textiles	• Consumer electronics • Medical • Footwear	• Auto & transport'n • Optical / Medical • Consumer packaging • Appliances • Construction • Lighting	• Performance tires • Standard tires • Technical rubber goods
Key competitors	INEOS eni versalis	INEOS eni versalis	INEOS lyondellbasell	سابك sabic LOTTE CHEMICAL	BASF We create chemistry synthomer	سابك sabic LG Chem	RÖHM LG Chem	JSR JSR Corporation ARLANXEO
Key geographic exposure	• Europe / Middle East / Africa • Asia Pacific • North America	• Europe / Middle East / Africa • Asia Pacific • North America	• North America	• Europe / Middle East / Africa • North America • Asia Pacific	• Europe / Middle East / Africa • North America • Asia Pacific	• Asia Pacific • Europe / Middle East / Africa • North America	• North America • Europe / Middle East / Africa	• Europe / Middle East / Africa • Asia Pacific • North America • Latin America

Commodity | Specialty | Synthetic Rubber

1. Excludes $50mm of estimated run-rate cost synergies; excludes $82mm of corporate segment Adjusted EBITDA

Refer to the appendix for definitions and reconciliations of non-GAAP measures

Source: Company information

16

Shared Commitment to ESG

TRINSEO

Trinseo

New Sustainability Initiatives

- Established ambitious 2030 Sustainability Goals
- Announced collaboration with Tyre Recycling Solutions
- Received Mass Balance Certification from ISCC
- On track to open first, commercial scale polystyrene recycling plant based on depolymerization in 2023
- Formed Trinseo Sustainability Team to drive the implementation of Sustainable Product Portfolio goals

Corporate Social Responsibility

- Recognized 21 manufacturing sites and 10 R&D facilities with the Triple Zero Award for no spills, injuries or process safety incidents, representing 72% of eligible teams
- Employees logged nearly 3,000 hours of community service
- Continue to prioritize ethics and regulatory compliance as a cornerstone of our mission

Sustainable Products

- Sales with recycled-based polycarbonate compounds grew 50% in Engineered Materials in 2020 vs. 2019
- Launched PULSE™ ECO Series of recycled content-containing resins for the automotive market
- Commercialized recycled polystyrene (r-PS) for food packaging
- Doubled volume in bio-based TPU in footwear applications in Engineered Materials

Awards and Recognition

- Named to Newsweek's "America's Most Responsible Companies for 2021," ranking 53rd overall and 3rd in the Materials Industry
- Received an MSCI ESG rating of "AA" as of 2021

PMMA Business

Safety

- Significant reduction in the number and severity of injuries over the past 5 years
- Total recordable incident rate of 0.9 (2019) vs. 1.6/MM hours (2015)

Sustainable Solutions

- Recycle of off-grade PMMA resin into extruded sheets
- Products based on recycled MMA in Europe
- Participation in industry groups focused on development of process for depolymerization of PMMA
- 13% of resin revenue in sustainable solutions in 2019 in the Americas

Environment

- 16% reduction in water consumption at flagship plant in Italy
- 2kt CO_2 equivalent emissions reduction (3.3%) in 2020 vs. 2015
- >30% VOC (volatile organic compounds) reduction over the past 5 years

17

Section 3: Transaction Rationale ™Trademark of Trinseo S.A. or its affiliates

Acquisition Rationale 19 Commitment to Strong Balance Sheet and Disciplined Capital Allocation Significant Cost and Revenue Synergies and Triggers Transformation of IT Systems Highly Accretive to Earnings, Margins, Growth and Cash Flow, and Reduces Volatility Accelerates Growth in High Value Engineered Materials First Step in Major Transformation to Become a Specialty Solutions Provider

Trinseo’s Transformation to a Downstream Specialty Solutions Provider Building a Leading Specialties Business • Embarking on major transformation focused on becoming a downstream specialty solutions provider • Committed to higher growth, higher margin and less volatile portfolio PMMA Business Acquisition – A Step-Change Transaction • • • • Highly attractive, global leadership position in Engineered Resins (PMMA business) Compelling strategic fit that accelerates growth in profitable end markets / Asia Strong financial profile and value creation with significant synergies Catalyst for transformational process improvements within Trinseo Creating Value for Shareholders through Transformation Purposeful Future Portfolio Changes • Potential divestiture of Synthetic Rubber considered prior to evaluating transaction • Commodity elements of portfolio will be assessed to determine maximum long-term value Disciplined Capital Allocation • Commitment to balanced capital deployment and a strong balance sheet • Implementing near-term dividend reduction and share repurchase program suspension to preserve financial flexibility and reduce leverage 20

Defining the Transformation

TRINSEO

Specialty businesses become ~50% of portfolio

2020 Adjusted EBITDA Contribution* *(Adjusted EBITDA Margin*)*

Trinseo (Pre-Transaction)

Pro forma combined


1%
2%
18%
21%
29%
9%
21%
0.3%
1%
13%
16%
22%
33%
16%

13% Margin[1]

16% Margin[1]

Engineered Materials[2] | Latex Binders — **Specialty**

Feedstocks | AmSty | Polystyrene | Base Plastics — **Commodity**

Synthetic Rubber

- PMMA business broadens and deepens the Engineered Materials product portfolio and shifts towards higher growth and margins vs. existing plastics portfolio
- PMMA business is an attractive adjacent chemistry that accelerates Trinseo's growth in markets such as Automotive, Building & Construction, Medical, Appliances and Consumer Electronics
- Trinseo and the PMMA business can leverage its market and geographic positions to grow in Asia Pacific as well as across each other's customer bases, market segments and technology positions
- Excellent first step in Trinseo's portfolio transformation that is expected to ultimately include the separation of some of its commodity businesses

1. Reflects Adjusted EBITDA margin excluding corporate segment costs of $82mm; pro forma combined Adjusted EBITDA margins include $50mm run-rate cost synergies
2. PMMA business included in Engineered Materials

** Refer to the appendix for definitions and reconciliations of non-GAAP measures*

21

Creates Value and Drives Significant Cost Savings and Business Process Transformation

TRINSEO

3 Vectors of Synergy Value Creation


~$50mm Cost Synergies(1)
(Manufacturing, supply chain, commercial, G&A, etc.)
At least $25mm IT Optimization(2)
(Implementation of ERP / IT systems upgrade and one-time optimization)
$75mm + Revenue Upside
Revenue Upside
(Cross selling products, leveraging Trinseo's Asia presence, sustainable solutions (i.e., recycled PMMA) and sheet customer leverage)

1. One-time cost to achieve synergies of ~$40mm
2. One-time cost to achieve of ~$50mm

22

Significant Cost Synergies from PMMA Acquisition

Synergies are distributed across a broad range of functional areas

Summary of Synergy Phasing ($mm)



Total Cost to Achieve: ~$40mm(1)
run-rate
$12
$34
$50
Year 1
Year 2
Year 3

Trinseo's Demonstrated Record of Delivering Growth and Profit Improvement Initiatives

- Implemented Business Excellence program, consisting of Commercial Excellence, Operational Excellence, Functional Excellence and Supply Chain Excellence
- Took temporary measures to reduce costs by $15mm in 2020 in response to COVID-19
- Reduced structural fixed costs by $25mm per year
- More than tripled variable margin from 2018 to 2020 in Asia ABS by introducing differentiated technology and implementing value pricing

1. Includes PMMA business portion of SAP S/4 upgrade

Overview of Cost Synergies

Manufacturing
- Operational excellence
- Streamlining and integration of best practices

Supply Chain / Procurement
- Raw material savings
- Logistics improvement and network optimization
- Cost avoidance through organizational leverage

Support Functions
- IT synergies through integration of systems
- Streamlining of PMMA's decentralized structure
- Insurance savings through policy consolidation

Commercial / R&D
- Streamlining and integration of functions

Business Transformation
- Enhanced planning accuracy, orders and fulfillment
- Network optimization
- Finance process productivity

23

Section 4: Key Investment Highlights ™Trademark of Trinseo S.A. or its affiliates

Key Investment Highlights 1 Global leadership position across key business segments 2 Transformational plastics portfolio shifting into sustainable, high value engineered materials 3 Highly diversified customer base with strong, long-standing relationships 4 Complementary end markets with favorable growth outlook PMMA Business 5 High-quality asset base strategically located near customers and in high growth regions 6 Technology leadership with a focus on innovation 7 Attractive financial profile with clear shift to specialty plastics and high cash generation 25

Global Leadership Position across Key 1 Business Segments Top 4 Suppliers: 90% Other Top 4 Suppliers: 88% Other Rohm 27% 12% 10% Mitsubishi Chemical 9% Aristech Surfaces 11% Rohm 39% PMMA 19% PMMA 24% Plaskolite 27% Schweiter Technologies / 3A Composites 23% Americas Europe Molding / Cast Extruded Molding /Cast Extruded Extrusion Pellets Sheets Sheets Extrusion Pellets Sheets Sheets -#3 global producer of polystyrene Source: Company information, IHS, Roland Berger market research 26 PMMA #4 Rohm #2--#2#1#3#1 Plaskolite #3#2#1------Aristech Surfaces --#1--------Schweiter Technologies / 3A Composites ------#4#1#2 Mitsubishi Chemical ------#3#4#3 #3 #3 #2 #2 #1 Polystyrene #3 Market Leaders by Category Base Plastics -#2 producer of ABS in Europe #2 Synthetic Rubber -#1 producer of synthetic rubber in Europe -#1 solution-styrene butadiene rubber (SSBR) in Europe #1 Latex Binders -#1 global producer of styrene butadiene (SB) latex (#2 in Europe, #1 in North America) Europe PMMA Capacity Americas PMMA Capacity PMMA Capacity (2019) Trinseo

2 Transformational Plastics Portfolio Shifting into Sustainable, High Value Engineered Materials

TRINSEO

Increases Plastics Portfolio Breadth and Depth

- Broadens and deepens performance plastics product portfolio
- Bolsters market positions and elevates profile as leader in engineered materials



High-Performance Polymers (HPP)
Engineering Polymers (ETP)
Commodity
Price/performance
PI
PEI
PES
PAR
PSU
PC
COC
PMMA
PPO
ABS
MMA
PS
PVC
PEEK
FP
PPS
LCP
PPA
TPE
POM
PET
SAN
PBT
TPC-ET
LFRT
PP
TPC
CFR-TP
PE-HD
Amorphous
Partially crystalline
Trinseo current offerings
PMMA business
Other plastics

Enhances Product Portfolio Quality

- Higher growth and margin vs. existing plastics portfolio
- Provides additional critical mass and significantly enhances current product offering

(Illustrative)



PC
PP
TPE
ABS
SAN
MMA
PMMA
PS
Higher growth
Higher margin

Source: Company information, IHS

27

Highly Diversified Customer Base with Strong, 3 Long-standing Relationships Top Customer Top Customer 6% 10% Top 2 - 5 Top 2 - 5 18% Top 6 - 10 9% Top 6 - 10 61% 62% Top 11 - 20 Rest Rest Trinseo and the PMMA business have strong and long-standing relationships with top manufacturers Trusted partner in R&D of products and meeting customers’ demands Customer base is well diversified in each of the business segments, end markets and geographies Both companies have low customer concentration with the top 10 customers for Trinseo and PMMA Resins contributing 28% and 38% of revenues respectively Many customers have term length contracts with pass through pricing enabling Trinseo to have medium-term sight of its earnings Source: Company information 28 Commentary PMMA Resins (2019) Trinseo (2020) Customer concentration Trinseo representative customers

Complementary End Markets with Favorable 4 Growth Outlook Light vehicle sales Light vehicle production Industry perspectives (millions of units) (millions of units) In 2020, the Automotive industry was heavily impacted by COVID-19 due to the global shutdown of production facilities and decline in vehicle miles driven In 2H 2020, production recommenced and vehicle miles driven almost reached pre-COVID levels by the end of 2020 This recovery is expected to continue with vehicles sales and production levels reaching 2019 levels by c.2022 China and South America expected to be the fastest growing regions 101 100 98 97 94 94 90 91 90 89 84 85 76 74 2019 2020E 2021E 2022E 2023E 2024E 2025E 2019 2020E 2021E 2022E 2023E 2024E 2025E Source: Company information, LMC Automotive 29 Automotive Automotive Building & Construction Consumer Electronics Lighting Textile & Paper Trinseo x x x x x PMMA Business x x x Complementary end market exposure

4 Complementary End Markets with Favorable Growth Outlook (continued)

TRINSEO

Building and construction

Global building and construction market value

(US$ in billions)



8.7% CAGR
6,588
5,879
6,454
6,995
7,553
2019
2020E
2021E
2022E
2023E

Residential vs. nonresidential outlook

2019 market value: $6,588bn



42%
58%
2019-2023E CAGR
Residential: 3.8%
Nonresidential: 3.0%

Industry perspectives

- The global building and construction industry is expected to grow at a CAGR of 8.7% from 2020 – 2023
- The residential market is expected to grow at a CAGR of 3.8% between 2019-2023
- Residential market contributed over half the 2019 market size to the building and construction market
- Trinseo and PMMA business have large exposure to the building and construction market

Consumer electronics and household appliances

Global consumer electronics revenue

(US$ in billions)



3.2% CAGR
1,032
990
1,045
1,085
1,117
1,141
1,160
2019
2020E
2021E
2022E
2023E
2024E
2025E

Global household appliances revenue

(US$ in billions)



6.3% CAGR
435
422
448
477
507
539
2019
2020E
2021E
2022E
2023E
2024E

Industry perspectives

- Demand for consumer electronics was marginally weaker in 2020 due to COVID-19
- Consumer electronics are expected to recover to pre-COVID levels in 2021 with a 3.2% CAGR from 2020 - 2025
- The global household appliances market was less affected by COVID-19 as demand remained robust
- Household appliances market projected to grow at a CAGR of 6.3% from 2020 – 2024 and return to pre-COVID levels in 2021

Source: Company information, The Business Research Company, Statista

30

5 High-Quality Asset Base Strategically Located Near Customers and in High Growth Regions

TRINSEO

- Production capabilities include 39 manufacturing plants across 15 countries with 12 R&D facilities
- Dow and Arkema heritage assets with strong track record of safety across plants, quality metrics and efficiency
- Robust manufacturing presence in North America and Europe with direct access to higher growth emerging markets
- Centralized information sharing network to ensure all sites are producing at optimal capacity

Pro forma combined revenue by geography (2020)[1]



Other
2%
US
22%
Europe
55%
APAC
21%

Manufacturing plants

Plastics	22
Latex	9
Synthetic Rubber	1
PMMA business	7
Total	39



USA
Bristol
Berwyn, PA
Auburn Hills, MI
Midland, MI
Louisville
Los Angeles
Dalton, GA
MMA Supplier
Mexico
Matamoros
Mexico City
Belgium
Tessenderlo
Netherlands
Terneuzen
Bronderslev
Sweden
Norrköping
Finland
Hamina
France
Paris
St Avold
Germany
Stade
Schkopau
Bohlen
Frankfurt A.M.
Rheinmuenster
Switzerland
Horgen
Italy
Rho
Milan
Mussolente
Porto Marghera
India
Mumbai
Singapore
Korea
Seoul
Ulsan
Japan
Tokyo
China
Zhangjiagang
Shanghai
Guangzhou
Taiwan
Taipei
Hsinchu
Hong Kong
Indonesia
Merak
Jakarta

Global operating center · Commercial Office · Plastics · Latex · Synthetic Rubber — TSE

Manufacturing facility · ACH · Sheets · Resins · MMA — PMMA business

1. Sales breakdown by geographical origin of products

Source: Company information

31

6 Technology Leadership with a Focus on Innovation

TRINSEO

Trinseo technology expertise

- Long history of technology differentiation with formulation and compounding expertise
- 9 R&D facilities globally supported by technology and innovation centers including pilot plants, mini-plants and a plastics research center at Terneuzen
- New TPE facility launched in December 2020, in Hsinchu, Taiwan
  - Faster innovation cycles in close collaboration with Asia Pacific customers for sustainably advantaged materials in Consumer Electronics, Medical, Footwear and Automotive markets

Selected achievements

- Bringing chemical resistance to medical devices
- Light weighting automotive parts
- Self-cross-linking latex binder technology

PMMA Resins innovation roadmap

Key achievements



Impact & Special Matt, UV Chemical resistant
PMMA HT121
Clear & Fluid grades Diffuse Range
Fluid Impact MI7T
Black grades for trims Diffuse Grade
Long Light Guide V825 LPL
Window Profile
Cosmetics VMR, Appliances HFI15
Night & Day
R-PMMA for trims
Improved Scratch & Mar
Improved Impact PMMA
3D Printing
2015 – 2018
2019 – 2020
Future
Automotive
Building & Construction
Lighting
Consumer

Source: Company information, The Business Research Company, Statista

- Strong R&D focus (3 R&D facilities) delivering innovation and product development
- Clear track record of new product development
- Active innovation pipeline to meet customer requirements

32

7 Attractive Financial Profile with Robust Cash Generation

TRINSEO

PMMA business acquisition is margin and cashflow accretive

*2020 Adjusted EBITDA margin**



Δ +360bps
9.9%
13.5%(1)
Trinseo
Pro forma combined

2020 cash conversion(2)*



Δ +700bps
72.5%
79.5%
Trinseo
Pro forma combined

Strong cash generation and conversion(2)



74.6%
79.5%
$391
$384
$149
$50
$117
$242
$217
2019
2020
Trinseo
PMMA business
Run-rate synergies
Cash conversion*(2)

- Trinseo's margin profile stands to meaningfully benefit from the addition of PMMA business' higher value added product portfolio
- Combined business model yields strong and consistent free cash flows, buoyed by PMMA business' attractive margins and lean capex requirements
- Synergies of $50mm from the combination will further improve financial profile with additional opportunities from IT optimization and revenue upside

1. Pro forma Adjusted EBITDA for the year ended December 31, 2020 includes approximately $50 million of acquisition-related run rate cost savings
2. Defined as Adjusted EBITDA-Capex; cash conversion defined as (Adjusted EBITDA-Capex) / Adjusted EBITDA

** Refer to the appendix for definitions and reconciliations of non-GAAP measures*

Source: Company information

33

Section 5: Financial Overview ™Trademark of Trinseo S.A. or its affiliates

Recent Trinseo Historical Performance (US$ in millions) $3,776 $1,013 $952 $922 $889 $860 $854 Q1 Q2 Q3 Q4 2019 2020 2019 2020 $149 $352 $88 NM Q1 Q2 Q3 Q4 2019 2020 2019 2020 * Refer to the appendix for definitions and reconciliations of non-GAAP measures Source: Company information 35 9.3% $299 9.9% $102$103$102 17.3% 10.1% $57 10.8% 13.5% $59 $(8) 9.6% 6.6% 6.7% Adjusted EBITDA / % Adjusted EBITDA margin* $570 $752 $3,036 Revenue Commentary •2020 full year and Q4 revenue was lower than prior year due mainly to the pass through of lower raw material costs •Full year sales volume lower from COVID-19 impacts, particularly in automotive •Q4 sales volume up 6% excluding Feedstocks •Q4 2020 Adj EBITDA* of $149mm was $90mm higher than the prior year, and the highest in 3 years, driven by higher volumes and margins, particularly within the Polystyrene and Base Plastics segments •Adj EBITDA* for FY2020 of $299mm was $53mm below prior year primarily due to lower volumes as a result of COVID-19 offset by lower fixed costs driven by restructuring and other cost reduction initiatives

PMMA Business Historical Financial Performance

TRINSEO

(EUR in millions)

Revenue



€541
€496
2019
2020

Adjusted EBITDA / % Adjusted EBITDA margin*(1)



€152
28.1%
€116
23.4%
2019
2020
Adjusted EBITDA
% Adjusted EBITDA Margin

Commentary

- 2020 performance compared to 2019 was impacted by (i) volume declines related to COVID-19 (ii) weakness in the Resins business due to lower demand for auto and construction related higher-end resin grades (iii) weakness in MMA; offset by improved performance of the Sheets business (higher sales of protection barriers related to COVID-19)
- Expecting improved auto and construction demand with lower demand to COVID-19 related applications such as barrier protection

1. Includes estimated Adjusted EBITDA adjustments made by Trinseo to reflect the PMMA business on the same basis as Trinseo

** Refer to the appendix for definitions and reconciliations of non-GAAP measures*

Source: Audited combined carve-out financial statements of the Arkema business for the years ended December 31, 2020 and 2019, Trinseo management

36

Pro Forma Financial Profile (US$ in millions) (1) $484 $3,595 $3,036 Trinseo Pro forma combined Trinseo Pro forma combined % Adjusted EBITDA margin* $384 $100 7% Trinseo Pro forma combined Trinseo Pro forma combined Cash conversion(2) % of Revenue Note: EUR / USD exchange rate of 1.138 for 2020 1. 2. Pro Forma Adjusted EBITDA for the year ended December 31, 2020 includes approximately $50 million of acquisition-related run rate cost savings Defined as PF Adjusted EBITDA less capex / PF Adjusted EBITDA * Refer to the appendix for definitions and reconciliations of non-GAAP measures Source: Company information 37 $82 2. 8% 2. $217 79 .5% 72 .5% 2020 PF Adjusted EBITDA* – Capex 2020 Capex $299 13.5% 9.9% 2020 Adjusted EBITDA / % Adjusted EBITDA margin* 2020 Revenue

Trinseo Business Update 38 •Strong demand environment from Q4 2020 has continued in all segments in Q1 2021 •Supply chain disruptions globally caused by unplanned outages, weather impacts in US Gulf Coast •Expect volume impact of these disruptions will be more than offset by higher margins in Q1 2021 •Europe styrene margins in March 2021 at highest levels in at least 10 years

Section 6: Syndication Overview ™Trademark of Trinseo S.A. or its affiliates

Summary Terms Incremental Term Loan Facility refinancing debt); and 50% of annual excess cash flow with step downs that match the existing credit agreement (same as 40 Borrower: Trinseo Materials Operating S.C.A. (the “Borrower”) (same as existing) Guarantees: The Incremental Term Loan Facility shall be unconditionally guaranteed on a senior secured basis by the Company, certain of its parent holding companies and each of its direct and indirect material subsidiaries organized in Qualified Jurisdictions (same as existing) Security: The Incremental Term Loan Facility shall be secured by a first priority interest in substantially all tangible and intangible assets (including capital stock of subsidiaries) of the Borrowers and the Guarantors other than Excluded Assets (same as existing) Facility: Tranche Amount Tenor Incremental Term Loan Facility $750 million 7 years Incremental Facility: $385MM, plus voluntary prepayments of Term Loans, plus an unlimited amount subject to a First Lien Net Leverage Ratio of <2.00x (if pari passu in right of security) and a Secured Net Leverage Ratio of <2.00x (if junior in right of security) (same as existing) Amortization: 1% per annum; bullet at maturity Optional Redemption: 101 soft call for 6 months Financial Covenants: None (same as existing) Mandatory Prepayments: 100% of proceeds from asset sales and insurance proceeds; 100% of net proceeds from issuances of debt (other than existing) Other Covenants: Consistent with existing credit agreement

Syndication Timeline 41 DateEvents March 10th Lender conference call March 18th Lender commitments due (5pm ET) March 19th Pricing and allocation of term loan facility 1H May Targeted closing and funding May 2021 MonTuesWedThursFri 3 4 5 6 7 10 11 12 13 14 17 18 19 20 21 24 25 26 27 28 31 April 2021 MonTuesWedThursFri 1 2 5 6 7 8 9 12 13 14 15 16 19 20 21 22 23 26 27 28 29 30 March 2021 MonTuesWedThursFri 1 2 3 4 5 8 9 10 11 12 15 16 17 18 19 22 23 24 25 26 29 30 31

> TRINSEO. Appendix

Trinseo – Non-GAAP Reconciliations Reconciling items to Adjusted EBITDA 72 76 Adjusted EBITDA Margin 9.3% 9.9% Cash Conversion 68.7% 72.5% Note: Amounts may not foot or recalculate due to rounding 1. For details of reconciling items to Adjusted EBITDA for the years ended December 31, 2020 and 2019, refer to Annual Report on Form 10-K of Trinseo S.A., filed with the SEC on February 22, 2021 Adjusted EBITDA Margin = Adjusted EBITDA / Revenue Cash conversion = (Adjusted EBITDA – Capital Expenditures) / Adjusted EBITDA 2. 3. 43 Year EndedYear Ended (In US$ millions, unless noted)December 31, 2019December 31, 2020 Net income$92$8 Interest expense, net3944 Provision for income taxes1338 Depreciation and amortization136134 EBITDA280224 (1) Adjusted EBITDA$352$299 Revenue$3,776$3,036 (2) Cash provided by operating activities$322$255 Capital expenditures11082 Free Cash Flow$212$173 (3)

PMMA business – Non-GAAP Reconciliations

TRINSEO

(In EUR millions, unless noted)		Year Ended December 31, 2019		Year Ended December 31, 2020
Net income	**€**	**106**	**€**	**77**
Financial loss		1		0
Provision for income taxes		33		25
Operating income		139		103
Other income and expenses		(1)		(1)
Depreciation, amortization and impairment of tangible and intangible assets		26		26
PMMA business Adjusted EBITDA	€	165	€	128
Trinseo-specific Adjusted EBITDA adjustments(1)		(13)		(12)
PMMA business Adjusted EBITDA, on Trinseo basis	€	152	€	116
Revenue	**€**	**541**	**€**	**496**
Adjusted EBITDA Margin(2)		28.1%		23.4%
Capital expenditures		19		15
Cash Conversion(3)		87.4%		86.7%
(In US$ millions, unless noted)(4)				
PMMA business Adjusted EBITDA, on Trinseo basis	$	171	$	132
Revenue	$	**607**	$	**565**

Note: Amounts may not foot or recalculate due to rounding

1. Includes estimated Adjusted EBITDA adjustments made by Trinseo to reflect the PMMA business on the same basis as Trinseo. These adjustments principally reflect (i) the elimination of Adjusted EBITDA from the South Korea operations, which are not part of the acquisition, and (ii) estimates to conform to Trinseo's accounting policies and non-GAAP definitions
2. Adjusted EBITDA Margin = Adjusted EBITDA, on Trinseo basis / Revenue
3. Cash conversion = (Adjusted EBITDA – Capital Expenditures) / Adjusted EBITDA
4. Amounts converted at EUR / USD exchange rate of 1.138 and 1.122 for 2020 and 2019, respectively

Source: Audited combined carve-out financial statements of the Arkema business for the years ended December 31, 2020 and 2019; Trinseo management

44

Pro forma – Non-GAAP Reconciliations Note: Amounts may not foot or recalculate due to rounding 1. Includes Trinseo's reconciling items to Adjusted EBITDA for the year ended December 31, 2020, as described within its Annual Report on Form 10-K, filed with the SEC on February 22, 2021 as well as other acquisition-related adjustments Adjusted EBITDA Margin = Adjusted EBITDA / Revenue Cash conversion = (Adjusted EBITDA – Capital Expenditures) / Adjusted EBITDA 2. 3. 45 Year Ended (In US$ millions, unless noted)December 31, 2020 Net income$17 Interest expense, net94 Provision for income taxes39 Depreciation and amortization193 EBITDA342 Reconciling items to Adjusted EBITDA(1)92 Adjusted EBITDA$434 Cost synergies50 Pro forma Adjusted EBITDA$484 Revenue$3,595 Pro forma Adjusted EBITDA Margin(2)13.5% Capital expenditures100 Cash Conversion(3)79.5%

Trinseo Quarterly Non-GAAP Reconciliations March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 Reconciling items to Adjusted EBITDA 59 9 5 4 Adjusted EBITDA Margin 6.7% (1.4%) 13.5% 17.3% Reconciling items to Adjusted EBITDA 11 15 14 32 Adjusted EBITDA Margin 10.1% 10.8% 9.6% 6.6% Note: Amounts may not foot or recalculate due to rounding 1. For details of reconciling items to Adjusted EBITDA for the years ended December, 31, 2020 and 2019, refer to Annual Report on Form 10-K of Trinseo S.A., filed with the SEC on February 22, 2021 Adjusted EBITDA Margin = Adjusted EBITDA / Revenue 46 2. Quarter endedQuarter endedQuarter endedQuarter ended (In US$ millions, unless noted)March 31, 2019June 30, 2019September 30, 2019December 31, 2019 Net income$36$28$23$6 Interest expense, net1010910 Provision for (benefit from) income taxes11169(23) Depreciation and amortization34353334 EBITDA91887427 (1) Adjusted EBITDA$102$103$88$59 Revenue$1,013$952$922$889 (2) (In US$ millions, unless noted)Quarter endedQuarter endedQuarter endedQuarter ended Net income (loss)$(36)$(128)$106$67 Interest expense, net10121012 Provision for (benefit from) income taxes(12)65(50)35 Depreciation and amortization36353133 EBITDA(2)(17)97145 (1) Adjusted EBITDA$57$(8)$102$149 Revenue$854$570$752$860 (2)